Supplement dated December 15, 2021
to the Prospectus dated May 1, 2021 for
Schwab Genesis Advisory Variable Annuity and
Schwab Genesis Variable Annuity
Issued by
Protective Life Insurance Company
PLICO Variable Annuity Account S
And to the Prospectus dated May 1, 2021 for
Schwab Genesis NY Variable Annuity and
Schwab Genesis Advisory NY Variable Annuity
Issued by
Protective Life and Annuity Insurance Company
PLAIC Variable Annuity Account S

This Supplement amends certain information contained in the prospectus (the “Prospectus”) for your variable annuity contract (the “Contract”) and prior supplements to your Contract Prospectus. Please read this Supplement carefully and keep it with your Contract Prospectus for future reference.
In a supplement dated October 22, 2021 to the prospectuses, summary prospectuses and Statement of Additional Information for the Goldman Sachs VIT Global Trends Allocation Fund of the Goldman Sachs Variable Insurance Trust (the “Fund Supplement”), the Fund Supplement informed investors in the Goldman Sachs VIT Global Trends Allocation Fund of a change to the name of the Fund that will be effective after the close of business for the Fund on December 31, 2021 (the “Effective Date”) and a change to the Fund’s principal investment strategy that will be effective after the close of business for the Fund on January 31, 2022.
On the Effective Date, the Goldman Sachs VIT Global Trends Allocation Fund will be renamed to the Goldman Sachs VIT Trend Driven Allocation Fund. With respect to your Contract Prospectus, on the Effective Date, all references to the Goldman Sachs VIT Global Trends Allocation Fund are replaced with the Goldman Sachs VIT Trend Driven Allocation Fund.
CURRENT FUND NAME	NEW FUND NAME
Goldman Sachs VIT Global Trends Allocation Fund	Goldman Sachs VIT Trend Driven Allocation Fund

For additional information about the Fund, please refer to the Fund’s prospectus and Fund Supplement. If you have any questions, or if you wish to obtain a prospectus for one or more of the funds available your Contract or would like assistance with changing your investment allocations, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.